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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) MAY 18, 2005
                                                          ---------------


                              OVERHILL FARMS, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                     001-16699                    75-2590292
----------------------------        ---------                -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (323) 582-9977
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     2005 Stock Plan
     ---------------

         As previously reported in Form 8-Ks for February 1, 2005 and February 24, 2005 ("Previous Reports"), on February 1, 2005, the board of directors of Overhill Farms, Inc. ("OFI") adopted, subject to approvals described below, (i) a 2005 Stock Plan ("Plan"), (ii) a form of Stock Option Agreement ("Option Agreement"), and (iii) a form of Restricted Stock Purchase Agreement ("RSP Agreement", and together with the Option Agreement, the "Plan Agreements"). The summary descriptions of the Plan and Plan Agreements contained in the Previous Reports do not purport to be complete and are qualified in their entirety by reference to the Plan and Plan Agreements, as applicable.

         Also as previously reported in the Previous Reports, on February 1, 2005, the board of directors and compensation committee authorized the grant to 20 persons of options to acquire an aggregate of up to 539,000 shares of OFI common stock at exercise prices per share ranging from $1.47 to $2.50. All such grants of options were made subject to stockholder approval, stock exchange listing approval, and approval by Levine Leichtman Capital Partners II, L.P. ("LLCP"), a principal stockholder of OFI, pursuant to Section 5.2 of the Amended and Restated Investor Rights Agreement among OFI, LLCP and James Rudis dated October 29, 2002, as amended ("Investor Rights Agreement").

         As previously reported in the Previous Reports, OFI and LLCP entered into a letter agreement ("February Agreement") on February 24, 2005. The February Agreement provides, among other things, that in consideration for LLCP's issuance of a consent under Section 5.2 of the Investor Rights Agreement and to compensate LLCP for the potential dilutive effect of options and shares that may be or become issued or issuable under the Plan, OFI would issue to LLCP 83,641 shares of OFI's common stock ("Anti-Dilution Shares"). The issuance of the Anti-Dilution Shares was contingent upon OFI receiving stockholder and stock exchange approvals in connection with the adoption of the Plan and the issuance and listing of the Anti-Dilution Shares and the shares authorized for issuance under the Plan.

         On May 12, 2005, LLCP and OFI executed an amendment to the February Agreement. The amendment provides that OFI would issue and deliver the Anti-Dilution Shares to LLCP prior to OFI obtaining stockholder and stock exchange approval of the Plan, provided that LLCP would return the Anti-Dilution Shares if stockholder and stock exchange approval were not obtained. OFI obtained American Stock Exchange ("AMEX") listing approval for the Anti-Dilution Shares on April 26, 2005 and delivered the Anti-Dilution Shares to LLCP on May 13, 2005.

         OFI obtained approval of the Plan from OFI's stockholders at OFI's 2005 annual meeting held on May 18, 2005, as described in Item 8.01 of this report. OFI obtained AMEX listing approval for the 550,000 shares underlying the Plan on May 23, 2005. Accordingly, the options that were approved by the board of directors and compensation committee on February 1, 2005 vested and became exercisable in full on May 23, 2005, and Option Agreements evidencing those option grants are being issued.

     Bonus Programs and Employment Arrangement
     -----------------------------------------

         On May 18, 2005, OFI's board of directors, upon recommendation of OFI's compensation committee, approved bonus programs for OFI's current "named executive officers" and an employment arrangement for John L. Steinbrun. Mr. Steinbrun, who served as OFI's Chief Financial Officer and Senior Vice President since April 2003, was appointed on May 18, 2005 to continue to serve in those two capacities and to also serve as OFI's Chief Operating Officer for a one-year period, effective retroactively to May 1, 2005.


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         The general terms of the named executive officer bonus programs and Mr.
Steinbrun's employment arrangement are described in Exhibits 10.6 and 10.7 to this report. The exhibits are summaries and do not contain the specific qualitative and quantitative performance related factors and such other factors considered confidential by OFI, the disclosure of which could adversely affect OFI.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01, on February 1, 2005, OFI granted options to 20 persons to purchase an aggregate of 539,000 shares of common stock at exercise prices ranging from $1.47 to $2.50 per share. The options vested and became exercisable on May 23, 2005. Also as described in Item 1.01, OFI issued 83,641 shares of common stock to LLCP. The additional disclosures contained or incorporated by reference in Item 1.01 are incorporated herein by reference.

         The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, among others, as a transaction not involving a public offering. This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers were accredited or sophisticated and had sufficient access to the kind of information registration would provide.

ITEM 8.01. OTHER EVENTS.

         On May 18, 2005, OFI held its 2005 annual meeting of stockholders. The total number of outstanding votable shares included 14,805,556 shares of common stock that were entitled to cast one vote per share on each proposal and 23.57 shares of Series A Convertible Preferred Stock that were entitled to cast 12,010 votes per share on each proposal, with all shares being voted together as a single class.

         Nine nominees were presented for election and elected to our board of directors at the meeting. The results of the vote for the election of directors were as follows:

  Nominee                             For              Withheld
  -------                             ---              --------
  James Rudis                         14,551,979       20,520
  John L. Steinbrun                   14,517,829       54,670
  Harold Estes                        14,519,254       53,245
  Geoffrey A. Gerard                  14,519,839       52,660
  John E. McConnaughy, Jr.            14,519,339       53,160
  Alexander Auerbach                  14,518,314       54,185
  Louis J. Giraudo                    14,549,739       22,760
  Alexander Rodetis, Jr.              14,551,339       21,160
  Steven E. Hartman                   14,545,604       26,895

         In addition, the holders of common stock and the holder of Series A Convertible Preferred Stock voted together on the adoption of OFI's 2005 Stock Plan. The results of the vote were as follows:


   For              Against            Withheld             Broker Non-Votes
   ---              -------            --------             ----------------
   7,668,722        104,522            20,250               6,779,005

         Accordingly, the nine nominees were elected and the 2005 Stock Plan was approved by OFI's stockholders.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
         ------------------------------------------------

             Not applicable.

         (b) Pro Forma Financial Information.
         ------------------------------------

             Not applicable.




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         (c) Exhibits.

                  Number   Description
                  ------   -----------

                  10.1     2005 Stock Plan of Overhill Farms, Inc. (1) (#)

                  10.2     Form of Stock Option Agreement under 2005 Stock Plan
                           (2) (#)

                  10.3 Form of Restricted Stock Purchase Agreement under 2005 Stock Plan (1) (#)

                  10.4 Letter Agreement dated February 24, 2005 between LLCP and OFI regarding 2005 Stock Plan (2)

                  10.5 Amendment dated May 12, 2005 to Letter Agreement dated February 24, 2005 between LLCP and OFI regarding 2005 Stock Plan (3)

                  10.6 Description of Bonus Programs for Named Executive Officers for Fiscal Year 2005 (#)

                  10.7 Description of Employment Arrangement with John L. Steinbrun (#)
----------------

         (#) Management contract or compensatory plan, contract or arrangement.

         (1) Filed as an exhibit to OFI's Form 8-K for February 1, 2005 and incorporated herein by reference.

         (2) Filed as an exhibit to OFI's Form 8-K for February 24, 2005 and incorporated herein by reference.

         (3) Filed as an exhibit to LLCP's Schedule 13D/A No. 9 and incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2005               OVERHILL FARMS, INC.

                                  By: /S/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer
                                      and Chief Operating Officer






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                         EXHIBITS FILED WITH THIS REPORT

Number   Description
------   -----------

10.6 Description of Bonus Programs for Named Executive Officers for Fiscal Year 2005

10.7     Description of Employment Arrangement with John L. Steinbrun



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